HIGH YIELD FIXED INCOME

AllianceBernstein
High Yield Fund

Semi-Annual Report
February 28, 2003


                               [GRAPHIC OMITTED]

                                       [LOGO] ALLIANCEBERNSTEIN
                                              Investment Research and Management

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
April 20, 2003

Dear Shareholder:

We're excited to announce that Alliance Fund Distributors, Inc. has become AllianceBernstein Investment Research and Management, Inc. We believe the new name represents the very best of what the union of Alliance Capital and Sanford
C. Bernstein can offer our clients--investment services that leverage a depth of expertise and industry leadership unrivaled by any other money management firm in the world.

All of Alliance Capital's domestic mutual funds have been renamed
AllianceBernstein, and we expect our investors to benefit from Alliance's and Bernstein's long-standing reputations for excellence in performing investment research.

We're sure you'll come to find that AllianceBernstein will deliver all that its new name promises--great investment services built upon great research that drives great results!

This report provides the performance, investment strategy and outlook for AllianceBernstein High Yield Fund (the "Fund") for the semi-annual reporting period ended February 28, 2003.

Investment Objective and Policies

This open-end fund seeks to provide investors with a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund invests primarily in a diversified mix of high yield (below investment-grade) fixed income securities, commonly known as "junk bonds".

Investment Performance

The following table provides performance for the Fund as well as its benchmark, the Credit Suisse First Boston High Yield Index, for the six- and 12-month periods ended February 28, 2003.

INVESTMENT RESULTS*
Periods Ended February 28, 2003

                                        --------------------
                                               Returns
                                        --------------------
                                        6 Months   12 Months
------------------------------------------------------------
AllianceBernstein
High Yield Fund
   Class A                              8.63%          0.79%
------------------------------------------------------------
   Class B                              8.22%          0.04%
------------------------------------------------------------
   Class C                              8.22%          0.04%
------------------------------------------------------------
Credit Suisse
First Boston
High Yield Index                        9.05%          7.23%
------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) for each class of shares as of February 28, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-


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                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 1
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----------------------
LETTER TO SHAREHOLDERS
----------------------

      denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including AllianceBernstein High Yield Fund.

      Additional investment results appear on pages 6-10.

For the six-month period ended February 28, 2003, the Fund underperformed the Credit Suisse First Boston High Yield (CSFBHY) Index. However, when compared with the Lipper High Yield Index, the Fund outperformed, placing the Fund in the top 31 percentile of its high yield peer group. The Lipper High Yield Index returned 8.39% for the six-month period under review.

The Fund's underweighted position in utilities and technology detracted from performance as these sectors performed well during the period. Contributing to positive performance in these sectors were aggressive asset sales and balance sheet events rather than improvements in business fundamentals. It is our view that this rally will be short lived, given these companies' lack of operational visibility and transparency.

The primary positive contributor to relative performance was the Fund's overweighted position in the cable and wireless communications sectors. In a major trend reversal from the last reporting period, there was a significant mean reversion in the recent past six months. The worst performing sectors in 2002, such as cable (-24%), wireline telecommunications (-21%) and utilities (-20%), are now the best performing sectors. Conversely, gaming, lodging/leisure and health care, which were last year's best performing sectors, are now among the weakest performers. The trend reversals were driven by investors' increased appetite for risk and some sector-specific issues.

Additionally, the Fund's underweighted position in the airline sector added to its relative performance. Prices in this sector declined sharply due to a significant reduction in business travel and fears of war and terrorism.

Our style of investing, which has historically emphasized higher yielding single B-rated securities, positively impacted performance. Single B-rated securities tend to outperform double B-rated securities during periods of more positive investor psychology and market improvement, which we are currently experiencing. However, the Fund's underweighted position in triple C-rated securities dampened performance, as CCC-rated securities significantly outperformed all other rating categories.

Security selection had a more meaningful role in the Funds' performance during the period than in the recent past, as several of the issuers in the Fund's top positions performed well. These issuers included Nextel Communications, Cablevision Systems, Allied Waste North American, Time Warner Telecom, Inc, On Semiconductor Corp. and Rite Aid Corp. Equally important, we avoided troubled credits during the period such as United Airlines,


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2 o ALLIANCEBERNSTEIN HIGH YIELD FUND
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

American Airlines, Fleming Cos. and Healthsouth.

Market Review

Risk aversion continued to drive the financial markets in the third quarter, with corporate malfeasance, worry over the possibility of an economic "double-dip" and talk of war with Iraq rattling investors and generating a high number of flight-to-quality trades benefiting Treasury prices. As market participants worried about the possibility of an economic double-dip, stock prices slumped and corporate bond spreads reached record highs. By October, the lower-quality tiers of the bond market were poised for dramatic outperformance.

In the fourth quarter, the bond market reached an inflection point as risk aversion moderated and spreads narrowed. In a reversal, Treasuries were the weakest sector in the fourth quarter, while corporates posted the strongest absolute returns. Corporate bond investors apparently concluded that improved earnings momentum and continued balance sheet de-leveraging were positives for the corporate sector.

The high yield market, as represented by the CSFBHY Index, returned 9.05% for the six-month period ended February 28, 2003. In the fourth quarter of 2002, the high yield market reached an inflection point as risk aversion moderated and spreads narrowed by more than 100 basis points. This rally helped to offset most of the high yield sector's underperformance in the first three quarters of 2002. The key risks that were paralyzing market activity appeared to diminish. The U.S. Federal Reserve's November rate cut and the likelihood of further fiscal stimulus alleviated fears of a renewed recession. As the corporate governance crisis worked its way through the financial, legislative and justice systems, corporate managers remained focused on balance sheet repair and improving profitability. Most industry sectors delivered positive returns in the fourth quarter as investors focused on expectations for improved economic growth in 2003.

While the perception of credit risk improved during the fourth quarter, the uncertainty of war with Iraq remained as we entered 2003, prompting investors to gravitate towards safer types of investments. Nonetheless, the number of "fallen angels" that contributed to the volatility within this asset class in 2002 has declined significantly thus far.

Investment Strategy

Risk aversion in the U.S. credit markets reversed during the reporting period, particularly in the telecommunication, media, utility and technology sectors. The Fund benefited from its exposure to certain higher risk/volatility issuers in the cable and wireless telecommunications sectors. We maintained an overweighted position based on our belief that these sectors were oversold and certain better quality issuers were punished along with the entire sector. This proved to be correct, as investors recognized the historically high spreads in a number of these sectors. In our view, events had led to an asymmetric profile of expected returns, in which volatility


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                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 3
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----------------------
LETTER TO SHAREHOLDERS
----------------------

in the credit markets would remain high, creating opportunities in quality companies in oversold sectors.

Given our cautiously constructive view of the economy, we maintained the Fund's positions in certain cyclical sectors such as paper/packaging and services, and we continued to reduce the Fund's allocation in specific names to enhance its sector diversification. We also continued to underweight credit challenged sectors such as airlines, technology, utilities, wireline telecommunications and retail, but we added some issuers in these sectors as we identified value in certain names. We maintained the Fund's underweighted positions in utilities and technology due to credit concerns. We also maintained the Fund's underweighted position in the food/beverage and energy sectors due to unattractive valuation levels.

Activity in the cable and telecommunications arena included reducing the Fund's CSC Holdings, Inc. and Nextel Communications positions. However, we still maintained an overweighted position in this sector. We added to the Fund's position in media by purchasing Houghton Mifflin Co., a leading publishing company. Furthermore, the new issue market gave us the opportunity to selectively add high quality issues at attractive spreads. Finally, current expectations for a slower but positive economic environment caused us to maintain the Fund's overweight position in better quality single-B rated issuers.

Outlook

The uncertainty surrounding the conflict with Iraq, rising oil prices and unemployment have slowed the pace of economic recovery. We have lowered our U.S. 2003 gross domestic product outlook to 2.5%. The U.S. economy still lacks solid, consistent broad-based growth, indicating that an upward trend in oil prices may trigger a much sharper economic slowdown. February unemployment was reported at 5.8%, a slight increase from January's 5.7%. This increase was attributable to the bad weather and the call-up of military reservists. While the increase is not seen as significant, it is the duration of unemployment that is weighing on an already weak economy. Nevertheless, the dissipation of geopolitical uncertainties will most likely result in the gradual strengthening of the U.S. economy.

The capital markets appear to be taking a "wait and see" posture as geopolitical events develop. A narrow trading range should be beneficial for mortgages, whose relatively high yields will not be subject to convexity losses. The credit sectors will continue to look to the equity market for cues concerning the outlook of corporate earnings strength.

High yield spreads are still at attractive levels. The high yield mutual fund liquidity ratio indicates that investors continue to maintain high cash levels, as inflows into high yield funds remain robust. Just as in the more battered sectors of the investment-grade market, high yield spreads narrowed very quickly as the market turned. The down grade/upgrade ratio and default rate has declined in recent months, and we believe those statistics will continue to improve.


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4 o ALLIANCEBERNSTEIN HIGH YIELD FUND
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                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Based on current valuations, the expectation of declining default rates and our forecast for gradual improvement in the economic environment, we are optimistic regarding the high yield market. While volatility is likely to remain high, we believe the long-term outlook is positive. We remain focused on the fundamentals of individual issuers, because one of the primary risks in this lower growth environment is that it places an additional strain on highly leveraged companies. As economic growth varies greatly from one industry to another, fundamental credit research is critical in identifying the winners and the losers.

Thank you for your continued interest and investment in AllianceBernstein High Yield Fund. We look forward to reporting its progress to you in the future.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Michael A. Snyder

Michael A. Snyder
Vice President

[PHOTO] John D. Carifa

[PHOTO] Michael A. Snyder

Michael A. Snyder, Portfolio Manager, has over 16 years of investment experience.

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                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 5
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------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN HIGH YIELD FUND
GROWTH OF A $10,000 INVESTMENT
4/30/97* TO 2/28/03


Credit Suisse First Boston High Yield Index: $12,288
AllianceBernstein High Yield Fund Class A: $9,850


  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    ACM Income                 Credit Suisse First
                    Fund (NAV)              Boston High Yield Index
 --------------------------------------------------------------------
4/30/97*                    9577                     10000
2/28/98                    12156                     11248
2/28/99                    11559                     11119
2/29/00                    11230                     11425
2/28/01                    10547                     11570
2/28/02                     9773                     11459
2/28/03                     9850                     12288


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Fund Class A shares (from 4/30/97* to 2/28/03) as compared to the performance of an appropriate broad-based index. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market.

When comparing AllianceBernstein High Yield Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein High Yield Fund.

*     Closest month-end after Fund's Class A share inception date of 4/22/97.


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6 o ALLIANCEBERNSTEIN HIGH YIELD FUND
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                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN HIGH YIELD FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/28

                               [BAR CHART OMITTED]

          AllianceBernstein High Yield Fund-Yearly Periods Ended 2/28
--------------------------------------------------------------------------------
                        AllianceBernstein High       Credit Suisse First Boston
                              Yield Fund                  High Yield Index
--------------------------------------------------------------------------------
       2/28/98*                    29.63%                        12.75%
       2/28/99                     -4.91%                        -1.15%
       2/29/00                     -2.85%                         2.76%
       2/28/01                     -6.08%                         1.27%
       2/28/02                     -7.34%                        -0.96%
       2/28/03                      0.79%                         7.23%

Past performance is no guarantee of future results. The Fund's investment results represent average annual returns for Class A shares and are based on the net asset value (NAV). Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Credit Suisse First Boston High Yield Index is a measure of the lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse, designed to enable the index to reflect the high yield market.

The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein High Yield Fund.

* The Fund's return for the period ended 2/28/98 is from the Fund's inception date of 4/22/97 through 2/28/98. The benchmark's return for the period ended 2/28/98 is from 4/30/97 through 2/28/98.


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                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
February 28, 2003 (unaudited)

INCEPTION DATES                PORTFOLIO STATISTICS

Class A Shares                 Net Assets ($mil): $527.7
4/22/97

Class B Shares
4/22/97

Class C Shares
4/22/97

INDUSTRY/SECTOR BREAKDOWN

8.3% Cable
7.2% Paper/Packaging
7.0% Mobile Communications
5.6% Service
5.1% Energy
5.0% Chemicals
4.7% Media
4.6% Healthcare
4.1% Financial                         [PIE CHART OMITTED]
3.7% Gaming
3.6% General Industrial
3.5% Automotive
3.5% Technology
3.3% Building/Real Estate
3.1% Hotels/Lodging
3.0% Sovereign

20.3% Other

4.4% Short-Term

All data as of February 28, 2003. The Fund's industry/sector breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 3% weightings in Metals/Minerals, Consumer Manufacturing, Publishing, Fixed Communications, Leisure, Aerospace/Defense, Food & Beverage, Supermarkets & Drugs, Retail, Containers, Utility and Communications.


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8 o ALLIANCEBERNSTEIN HIGH YIELD FUND
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                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
February 28, 2003 (unaudited)

COUNTRY BREAKDOWN

89.4% United States
 1.8% United Kingdom
 1.5% Luxembourg
 1.1% Canada
 1.1% Russia
 0.9% France                           [PIE CHART OMITTED]
 0.9% Mexico
 0.6% Liberia
 0.5% Brazil
 0.5% Ireland

 1.7% Other

All data as of February 28, 2003. The Fund's country breakdown is expressed as a percentage of total investments and may vary over time. "Other" represents less than 0.5% weightings in Colombia, Singapore, Bulgaria, Panama, Peru, Philippines, Costa Rica, Ukraine and the Netherlands.


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                                           ALLIANCEBERNSTEIN HIGH YIELD FUND o 9
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------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge    With Sales Charge
              1 Year                      0.79%                 -3.52%
             5 Years                     -4.12%                 -4.95%
     Since Inception*                     0.84%                  0.11%
           SEC Yield**                    7.99%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge    With Sales Charge
              1 Year                      0.04%                 -3.61%
             5 Years                     -4.81%                 -4.81%
     Since Inception*                     0.14%                  0.14%
           SEC Yield**                    7.64%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge    With Sales Charge
              1 Year                      0.04%                 -0.88%
             5 Years                     -4.81%                 -4.81%
     Since Inception*                     0.13%                  0.13%
           SEC Yield**                    7.65%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2003)

                                 Class A              Class B            Class C
--------------------------------------------------------------------------------
              1 Year             -2.06%               -1.99%              0.79%
             5 Years             -4.74%               -4.57%             -4.57%
     Since Inception*             0.60%                0.65%              0.65%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 4/22/97 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended February 28, 2003.


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10 o ALLIANCEBERNSTEIN HIGH YIELD FUND
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                                                       ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
February 28, 2003 (unaudited)

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-87.2%
Aerospace/Defense-1.4%
Dunlop Stand Aero Holdings
   11.875%, 5/15/09 .....................     $      2,145        $  2,123,550
K&F Industries, Inc.
   9.625%, 12/15/10(a) ..................            1,685           1,748,188
Pacific Aerospace & Electronics, Inc.
   10.00%, 11/01/07(b)(c) ...............              470             141,029
Sequa Corp.
   9.00%, 8/01/09 .......................            1,310           1,303,450
Transdigm, Inc.
   10.375%, 12/01/08 ....................            2,200           2,310,000
                                                                  ------------
                                                                     7,626,217
                                                                  ------------
Automotive-3.5%
Arvinmeritor
   8.75%, 3/01/12 .......................            1,635           1,741,275
Collins & Aikman Products
   10.75%, 12/31/11 .....................            1,655           1,626,038
Cummins, Inc.
   9.50%, 12/01/10(a) ...................            2,360           2,525,200
Dana Corp.
   10.125%, 3/15/10 .....................            3,670           3,853,500
Dura Operating Corp.
   Series D
   9.00%, 5/01/09 .......................            2,385           2,051,100
Stoneridge, Inc.
   11.50%, 5/01/12 ......................            1,140           1,168,500
TRW Automotive, Inc.
   9.375%, 2/15/13(a) ...................            2,485           2,509,850
   11.00%, 2/15/13(a) ...................            1,240           1,277,200
United Auto Group, Inc.
   9.625%, 3/15/12 ......................            1,680           1,625,400
                                                                  ------------
                                                                    18,378,063
                                                                  ------------
Building/Real Estate-3.3%
Associated Materials, Inc.
   9.75%, 4/15/12 .......................              555             587,606
Beazer Homes USA
   8.375%, 4/15/12 ......................            1,875           1,996,875
D.R. Horton, Inc.
   10.50%, 4/01/05 ......................              980           1,073,100
KB Home
   7.75%, 2/01/10 .......................            2,510           2,484,900
LNR Property Corp.
   10.50%, 1/15/09 ......................            4,445           4,622,800
MDC Holdings, Inc.
   7.00%, 12/01/12 ......................            1,215           1,260,563


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                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Meritage Corp.
   9.75%, 6/01/11 .......................     $      2,860        $  3,010,150
Schuler Homes
   10.50%, 7/15/11 ......................            2,115           2,305,350
                                                                  ------------
                                                                    17,341,344
                                                                  ------------
Cable-6.4%
Charter Communications Holdings
   11.75%, 5/15/11(d) ...................           11,715           3,924,525
Coaxial Communicatons, Inc.
   10.00%, 8/15/06 ......................            1,255           1,185,975
CSC Holdings, Inc.
   Series B
   8.125%, 8/15/09 ......................            2,680           2,693,400
DirecTV Holdings/Finance
   8.375%, 3/15/13(a) ...................            1,830           1,930,650
Echostar DBS Corp.
   9.375%, 2/01/09 ......................            3,565           3,814,550
GCI, Inc.
   9.75%, 8/01/07 .......................            2,000           1,850,000
Innova S de R. L
   12.875%, 4/01/07 .....................            6,030           4,890,330
Insight Communications Co., Inc.
   12.25%, 2/15/11(d) ...................            2,020           1,323,100
Insight Midwest LP/Insight Capital, Inc.
   9.75%, 10/01/09(a) ...................            3,090           3,028,200
Mediacom Broadband LLC
   11.00%, 7/15/13 ......................            3,800           4,047,000
PanAmSat Corp.
   8.50%, 2/01/12 .......................            5,355           5,288,063
                                                                  ------------
                                                                    33,975,793
                                                                  ------------
Chemicals-4.6%
Avecia Group Plc
   11.00%, 7/01/09 ......................            2,190           1,762,950
Equistar Chemical/Funding
   10.125%, 9/01/08 .....................            4,305           3,917,550
FMC Corp.
   10.25%, 11/01/09(a) ..................            1,735           1,856,450
Georgia Gulf Corp.
   10.375%, 11/01/07 ....................            3,205           3,461,400
Huntsman ICI Chemicals
   10.125%, 7/01/09 .....................            5,200           4,433,000
Lyondell Chemical Co.
   10.875%, 5/01/09 .....................            3,015           2,592,900
   Series A
   9.625%, 5/01/07 ......................              825             800,250
   Series B
   9.875%, 5/01/07 ......................            2,230           2,163,100
Millennium America, Inc.
   9.25%, 6/15/08 .......................              290             307,400


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12 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Resolution Performance
   13.50%, 11/15/10 .....................     $      2,960        $  3,093,200
                                                                  ------------
                                                                    24,388,200
                                                                  ------------
Communications-0.2%
Alaska Communications Systems Group, Inc.
   9.375%, 5/15/09 ......................              210             173,250
Nortel Networks Ltd.
   6.125%, 2/15/06 ......................              995             904,206
                                                                  ------------
                                                                     1,077,456
                                                                  ------------
Consumer Manufacturing-2.6%
Collins & Aikman Floorcoverings
   Series B
   9.75%, 2/15/10 .......................            1,555           1,523,900
Dyersburg Corp.
   Series B
   9.75%, 9/01/07(c)(e) .................            2,000              80,000
Jostens, Inc.
   12.75%, 5/01/10 ......................            3,950           4,483,250
Remington Product Co. LLC
   Series D
   11.00%, 5/15/06 ......................            1,355           1,253,375
Salton, Inc.
   12.25%, 4/15/08 ......................            1,540           1,532,300
Sealy Mattress Co.
   Series B
   9.875%, 12/15/07 .....................            2,200           2,227,500
St. John Knits International, Inc.
   12.50%, 7/01/09 ......................            1,075           1,118,000
Windmere-Durable Holdings
   10.00%, 7/31/08 ......................            1,255           1,311,475
                                                                  ------------
                                                                    13,529,800
                                                                  ------------
Containers-1.1%
Crown Euro Holdings SA
   9.50%, 3/01/11(a) ....................            2,610           2,580,637
Greif Brothers Corp.
   8.875%, 8/01/12 ......................            1,650           1,724,250
Silgan Holdings, Inc.
   9.00%, 6/01/09 .......................            1,170           1,210,950
                                                                  ------------
                                                                     5,515,837
                                                                  ------------
Energy-5.0%
AES Corp.
   10.00%, 7/15/05(a) ...................            1,760           1,760,000
Allegheny Energy, Inc.
   7.75%, 8/01/05 .......................            1,815           1,787,775
Chesapeake Energy Corp.
   7.75%, 1/15/15 .......................              395             401,913
   9.00%, 8/15/12 .......................            1,195           1,290,600
Citgo Petroleum Corp.
   11.375%, 2/01/11(a) ..................            3,825           3,844,125


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Frontier Oil Corp.
   11.75%, 11/15/09 .....................     $        965        $  1,042,200
Grey Wolf, Inc.
   8.875%, 7/01/07 ......................            1,625           1,681,875
Northwest Pipeline Corp.
   8.125%, 3/01/10(a) ...................              895             919,612
Premcor Refining Group, Inc.
   9.50%, 2/01/13(a) ....................            1,900           1,995,000
Pride Petroleum Services, Inc.
   9.375%, 5/01/07 ......................            1,340           1,396,950
Range Resources Corp.
   8.75%, 1/15/07 .......................            3,305           3,358,706
Southern Natural Gas
   7.35%, 2/15/31 .......................            2,225           1,919,665
Westport Resources Corp.
   8.25%, 11/01/11(a) ...................              830             877,725
Williams Cos, Inc.
   Series A
   7.50%, 1/15/31 .......................            5,350           4,066,000
                                                                  ------------
                                                                    26,342,146
                                                                  ------------
Financial-3.0%
Fairfax Financial Holdings
   7.375%, 4/15/18 ......................              905             524,900
   7.75%, 7/15/37 .......................              905             520,375
   8.25%, 10/01/15 ......................              520             330,200
Finova Group, Inc.
   7.50%, 11/15/09 ......................            7,087           2,303,275
Istar Financial, Inc.
   8.75%, 8/15/08 .......................            2,650           2,857,683
Markel Capital Trust I
   Series B
   8.71%, 1/01/46 .......................            3,310           2,849,705
PXRE Capital Trust I
   8.85%, 2/01/27 .......................            2,715           2,172,000
Western Financial Bank
   9.625%, 5/15/12 ......................            2,480           2,449,000
Williams Scotsman, Inc.
   9.875%, 6/01/07 ......................            2,180           2,060,100
                                                                  ------------
                                                                    16,067,238
                                                                  ------------
Fixed Communications-2.4%
Qwest Capital Funding, Inc.
   7.25%, 2/15/11 .......................              195             137,475
Qwest Corp.
   8.875%, 3/15/12(a) ...................            2,940           3,064,950
   13.50%, 12/15/10(a) ..................            5,953           6,191,120
Time Warner Telecom, Inc.
   10.125%, 2/01/11 .....................            4,375           3,106,250
                                                                  ------------
                                                                    12,499,795
                                                                  ------------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Food & Beverage-1.4%
B&G Foods, Inc.
   Series D
   9.625%, 8/01/07 ......................     $      1,070        $  1,094,075
Del Monte Corp.
   8.625%, 12/15/12(a) ..................            1,545           1,591,350
   Series B
   9.25%, 5/15/11 .......................            1,525           1,593,625
Dimon, Inc.
   Series B
   9.625%, 10/15/11 .....................            1,060           1,150,100
Swift & Co.
   10.125%, 10/01/09(a) .................            1,710           1,692,900
                                                                  ------------
                                                                     7,122,050
                                                                  ------------
Gaming-3.6%
Ameristar Casino, Inc.
   10.75%, 2/15/09 ......................            1,745           1,875,875
Argosy Gaming Co.
   9.00%, 9/01/11 .......................            1,440           1,513,800
Boyd Gaming Corp.
   7.75%, 12/15/12(a) ...................            1,535           1,511,975
Horseshoe Gaming Holding Corp.
   Series B
   8.625%, 5/15/09 ......................            1,705           1,790,250
Mandalay Resort Group
   Series B
   10.25%, 8/01/07 ......................            2,080           2,230,800
MGM Grand, Inc.
   9.75%, 6/01/07 .......................            1,900           2,049,625
Mohegan Tribal Gaming
   8.375%, 7/01/11(a) ...................            1,300           1,339,000
   8.75%, 1/01/09 .......................              890             930,050
Park Place Entertainment
   7.875%, 3/15/10 ......................            1,480           1,480,000
   9.375%, 2/15/07 ......................              670             703,500
Riviera Holdings Corp.
   11.00%, 6/15/10 ......................              245             205,800
Turning Stone Casino Entertainment
   9.125%, 12/15/10(a) ..................            1,220           1,256,600
Venetian Casino/LV Sands, Inc.
   11.00%, 6/15/10 ......................            2,105           2,157,625
                                                                  ------------
                                                                    19,044,900
                                                                  ------------
General Industrial-3.5%
Amtrol, Inc.
   10.625%, 12/31/06 ....................            3,445           1,567,475
Aqua Chemical, Inc.
   11.25%, 7/01/08 ......................            4,250           3,272,500
Flowserve Corp.
   12.25%, 8/15/10 ......................            2,349           2,607,390


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Grant Prideco, Inc.
   9.00%, 12/15/09(a) ...................     $      1,685        $  1,777,675
H&E Equipment/Finance
   11.125%, 6/15/12 .....................            1,515           1,113,525
Motors and Gears, Inc.
   Series D
   10.75%, 11/15/06 .....................              350             302,750
NMHG Holding Co.
   10.00%, 5/15/09 ......................            1,690           1,766,050
Rexnord Corp.
   10.125%, 12/15/12(a) .................            1,205           1,262,238
Terex Corp.
   Series B
   10.375%, 4/01/11 .....................            2,095           2,105,475
Trimas Corp.
   9.875%, 6/15/12(a) ...................            2,005           1,964,900
Werner Holdings Co., Inc.
   Series A
   10.00%, 11/15/07 .....................              850             854,250
                                                                  ------------
                                                                    18,594,228
                                                                  ------------
Healthcare-4.5%
Advanced Medical Optics
   9.25%, 7/15/10 .......................            1,515           1,556,662
Alliance Imaging, Inc.
   10.375%, 4/15/11 .....................            1,580           1,623,450
Concentra Operating Corp.
   13.00%, 8/15/09 ......................            3,085           3,270,100
Extendicare Health Services
   9.50%, 7/01/10 .......................            2,245           2,110,300
Hanger Orthopedic Group
   10.375%, 2/15/09 .....................            2,040           2,187,900
Iasis Healthcare Corp.
   13.00%, 10/15/09 .....................            2,300           2,512,750
Pacificare Health Systems
   10.75%, 6/01/09 ......................            2,840           3,053,000
Triad Hospitals Holdings, Inc.
   Series B
   8.75%, 5/01/09 .......................            1,520           1,618,800
   Series B
   11.00%, 5/15/09 ......................            1,620           1,773,900
Vanguard Health Systems
   9.75%, 8/01/11 .......................            2,620           2,561,050
Ventas Realty LP
   9.00%, 5/01/12 .......................            1,425           1,517,625
                                                                  ------------
                                                                    23,785,537
                                                                  ------------
Hotels/Lodging-3.1%
Corrections Corp. of America
   9.875%, 5/01/09 ......................            1,890           2,041,200
Extended Stay America
   9.875%, 6/15/11 ......................            2,595           2,543,100


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Felcor Lodging LP
   8.50%, 6/01/11 .......................     $        345        $    308,775
   9.50%, 9/15/08 .......................            1,845           1,715,850
Host Marriott LP
   Series G
   9.25%, 10/01/07 ......................            1,145           1,119,237
   Series I
   9.50%, 1/15/07 .......................              950             940,500
Intrawest Corp.
   9.75%, 8/15/08 .......................              120             121,800
   10.50%, 2/01/10 ......................            2,310           2,425,500
Meristar Hospitality
   9.125%, 1/15/11 ......................              625             506,250
   10.50%, 6/15/09 ......................              930             799,800
Sun International Hotels
   8.875%, 8/15/11 ......................            2,135           2,156,350
Vail Resorts, Inc.
   8.75%, 5/15/09 .......................            1,705           1,747,625
                                                                  ------------
                                                                    16,425,987
                                                                  ------------
Leisure-2.3%
Cinemark USA, Inc.
   9.00%, 2/01/13(a) ....................            1,625           1,690,000
Premier Parks
   9.75%, 6/15/07 .......................            3,450           3,294,750
   10.00%, 4/01/08(b) ...................            2,330           2,225,150
Royal Caribbean Cruises
   8.75%, 2/02/11 .......................            3,670           3,266,300
Six Flags, Inc.
   9.50%, 2/01/09(a) ....................            1,750           1,649,375
                                                                  ------------
                                                                    12,125,575
                                                                  ------------
Media-4.5%
Allbritton Communications
   7.75%, 12/15/12(a) ...................            2,530           2,517,350
Corus Entertainment, Inc.
   8.75%, 3/01/12 .......................            1,690           1,753,375
Emmis Communications
   12.50%, 3/15/11(d) ...................            1,885           1,564,550
Lin Holdings Corp.
   10.00%, 3/01/08(d) ...................            6,700           7,051,750
Paxson Communication
   10.75%, 7/15/08 ......................            3,660           3,806,400
   12.25%, 1/15/09(d) ...................              995             731,325
Radio One, Inc.
   Series B
   8.875%, 7/01/11 ......................            1,525           1,643,187
Sinclair Broadcast Group
   8.00%, 3/15/12 .......................            1,110           1,141,913
   8.00%, 3/15/12(a) ....................              810             833,287
   8.75%, 12/15/11 ......................            1,260           1,335,600


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Young Broadcasting, Inc.
   8.50%, 12/15/08 ......................     $      1,195        $  1,257,738
   10.00%, 3/01/11 ......................              295             303,850
                                                                  ------------
                                                                    23,940,325
                                                                  ------------
Metals/Minerals-2.7%
Freeport-McMoRan Copper & Gold, Inc.
   10.125%, 2/01/10(a) ..................            2,125           2,154,750
Jorgensen Earle M. Co.
   9.75%, 6/01/12 .......................            1,720           1,771,600
Ormet Corp.
   11.00%, 8/15/08(a) ...................            2,500           1,062,500
P&L Coal Holdings, Inc.
   Series B
   8.875%, 5/15/08 ......................              738             776,745
   Series B
   9.625%, 5/15/08 ......................            3,224           3,397,290
Steel Dynamics, Inc.
   9.50%, 3/15/09 .......................            1,420           1,491,000
United States Steel LLC
   10.75%, 8/01/08 ......................            3,550           3,550,000
                                                                  ------------
                                                                    14,203,885
                                                                  ------------
Mobile Communications-6.4%
Dobson/Sygnet Communications
   12.25%, 12/15/08 .....................            3,780           3,345,300
Iridium LLC/Capital Corp.
   Series B
   14.00%, 7/15/05(e) ...................           14,500             906,250
Microcell Telecommunication
   Series B
   14.00%, 6/01/06(e) ...................            4,550             318,500
Mobile Telesystems
   9.75%, 1/30/08(a) ....................            1,800           1,917,000
Nextel Communications
   9.375%, 11/15/09 .....................              115             116,150
   9.95%, 2/15/08 .......................               15              15,338
   10.65%, 9/15/07 ......................            6,395           6,618,825
Nextel Partners, Inc.
   11.00%, 3/15/10 ......................            1,935           1,780,200
   14.00%, 2/01/09(d) ...................            3,910           3,372,375
PTC International Finance
   11.25%, 12/01/09 .....................            5,435           5,951,325
Rural Cellular Corp.
   9.75%, 1/15/10 .......................            3,950           2,863,750
Telecorp PCS, Inc.
   10.625%, 7/15/10 .....................            1,201           1,363,135
Tritel PCS, Inc.
   10.375%, 1/15/11 .....................            1,314           1,501,245


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Triton PCS, Inc.
   8.75%, 11/15/11 ......................     $        755        $    617,212
   11.00%, 5/01/08(d) ...................            3,745           3,276,875
                                                                  ------------
                                                                    33,963,480
                                                                  ------------
Paper/Packaging-7.1%
Anchor Glass Container
   11.00%, 2/15/13(a) ...................            2,105           2,110,263
Applied Extrusion Technology
   Series B
   10.75%, 7/01/11 ......................            3,380           2,230,800
Berry Plastics Plc
   10.75%, 7/15/12 ......................            1,880           2,006,900
Caraustar Industries, Inc.
   9.875%, 4/01/11 ......................            1,160           1,206,400
Crown Paper Co.
   11.00%, 9/01/05(c)(e) ................            6,225                  -0-
Doman Industries, Ltd.
   12.00%, 7/01/04 ......................            2,585           2,429,900
Georgia-Pacific Corp.
   9.375%, 2/01/13(a) ...................            3,940           3,999,100
Graphic Packaging Corp.
   8.625%, 2/15/12 ......................            1,180           1,250,800
MDP Acquisitions Plc
   9.625%, 10/01/12(a) ..................            2,440           2,537,600
Norske Skog Canada Ltd.
   8.625%, 6/15/11 ......................            1,135           1,169,050
Owens-Brockway Glass
   8.875%, 2/15/09 ......................            4,945           5,056,263
Plainwell, Inc.
   Series B
   11.00%, 3/1/08(e) ....................            5,000              50,000
Plastipak Holdings
   10.75%, 9/01/11 ......................            3,265           3,379,275
Pliant Corp.
   13.00%, 6/01/10 ......................            1,915           1,568,625
Riverwood International Corp.
   10.625%, 8/01/07 .....................            3,075           3,167,250
   10.875%, 4/01/08 .....................              430             426,775
Russell-Stanley Holdings, Inc.
   9.00%, 11/30/08(a)(b)(c) .............            1,463           1,096,879
Stone Container Corp.
   9.25%, 2/01/08 .......................            3,400           3,672,000
                                                                  ------------
                                                                    37,357,880
                                                                  ------------
Publishing-2.6%
American Media, Inc.
   8.875%, 1/15/11(a) ...................              690             729,675
American Media Operation
   Series B
   10.25%, 5/01/09 ......................            2,405           2,591,387


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Dex Media East LLC
   9.875%, 11/15/09(a) ..................     $        660        $    716,100
   12.125%, 11/15/12(a) .................            1,070           1,203,750
Hollinger International Publishing
   9.00%, 12/15/10(a) ...................            2,560           2,688,000
Houghton Mifflin Co.
   8.25%, 2/01/11(a) ....................            1,780           1,860,100
   9.875%, 2/01/13(a) ...................            1,100           1,160,500
RH Donnelley Financial Corp. I
   10.875%, 12/15/12(a) .................            2,450           2,725,625
                                                                  ------------
                                                                    13,675,137
                                                                  ------------
Retail-1.3%
Advance Stores Co, Inc.
   10.25%, 4/15/08 ......................            1,950           2,062,125
Central Garden & Pet Co.
   9.125%, 2/01/13(a) ...................            1,260           1,313,550
J. C. Penney Co., Inc.
   8.00%, 3/01/10 .......................            1,845           1,881,900
Pathmark Stores
   8.75%, 2/01/12 .......................            1,415           1,315,950
                                                                  ------------
                                                                     6,573,525
                                                                  ------------
Service-5.5%
Alderwoods Group
   11.00%, 1/02/07 ......................            1,347           1,353,333
   12.25%, 1/02/09 ......................                1                 724
Allied Waste North American
   Series B
   8.50%, 12/01/08 ......................            4,550           4,686,500
   Series B
   10.00%, 8/01/09 ......................            5,165           5,268,300
Avis Group Holdings, Inc.
   11.00%, 5/01/09 ......................            4,110           4,562,100
Coinmach Corp.
   9.00%, 2/01/10 .......................            1,470           1,532,475
Iron Mountain, Inc.
   8.625%, 4/01/13 ......................            1,475           1,563,500
National Waterworks, Inc.
   10.50%, 12/01/12(a) ..................            1,365           1,453,725
Service Corp. International
   6.50%, 3/15/08 .......................            2,910           2,735,400
   7.70%, 4/15/09 .......................            2,430           2,332,800
Stewart Enterprises
   10.75%, 7/01/08 ......................            2,015           2,201,388
United Rentals, Inc.
   Series B
   10.75%, 4/15/08 ......................            1,315           1,321,575
                                                                  ------------
                                                                    29,011,820
                                                                  ------------


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                 Shares or
                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Supermarkets & Drugs-1.4%
Rite Aid Corp.
   11.25%, 7/01/08 ......................     $      4,525        $  4,344,000
Roundy's, Inc.
   Series B
   8.875%, 6/15/12 ......................            1,565           1,541,525
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06 ......................            1,500           1,522,500
                                                                  ------------
                                                                     7,408,025
                                                                  ------------
Technology-3.5%
Fairchild Semiconductor
   10.375%, 10/01/07 ....................            1,900           2,009,250
   10.50%, 2/01/09 ......................            1,350           1,512,000
Filtronic Plc
   10.00%, 12/01/05 .....................            5,720           5,662,800
Fimep SA
   10.50%, 2/15/13(a) ...................            1,775           1,846,000
Flextronics International Ltd.
   9.875%, 7/01/10 ......................            1,615           1,768,425
Lucent Technologies, Inc.
   6.45%, 3/15/29 .......................            1,385             831,000
On Semiconductor Corp.
   13.00%, 5/15/08 ......................            3,555           2,950,650
Sanmina-SCI Corp.
   10.375%, 1/15/10(a) ..................              480             508,800
SCG Holding & Semiconductor Co.
   12.00%, 8/01/09 ......................            1,360             782,000
Solectron Corp.
   9.625%, 2/15/09 ......................              490             509,600
                                                                  ------------
                                                                    18,380,525
                                                                  ------------
Utility-0.3%
Xcel Energy, Inc.
   7.00%, 12/01/10 ......................            1,875           1,809,375
                                                                  ------------
Total Corporate Debt Obligations
   (cost $490,296,080) ..................                          460,164,143
                                                                  ------------
NON-CONVERTIBLE
PREFERRED STOCKS-3.7%
Avecia Group Plc
   16.00%, 7/01/10(b) ...................          111,109           1,444,421
Broadwing Communications
   Series B
   12.50%, 8/15/09 ......................            8,050             503,125
CSC Holdings, Inc.
   Series H
   11.75%, 10/01/07 .....................           26,751           2,762,041
   Series M
   11.125%, 4/01/08 .....................           61,650           6,334,569


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 21

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Shares or
                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

Earthwatch, Inc.
   Series C
   8.50%, 3/31/09 (a)(b)(c) .............     $     34,351        $     34,351
Intermedia Communication
   Series B
   13.50%, 3/31/09(b)(f) ................               -0-                  1
Nextel Communications
   Series E
   11.125%, 2/15/10(b) ..................            2,686           2,632,403
Pacific Aerospace & Electronics, Inc.
   13.50%(e) ............................               29                  -0-
Sinclair Capital
   11.625%, 3/15/09 .....................            4,150             440,938
Sovereign REIT
   Series A
   12.00%, 8/29/49(a) ...................            4,175           5,302,250
XO Communications, Inc.
   14.00%, 2/01/09(b) ...................                1                  -0-
                                                                  ------------
Total Non-Convertible Preferred Stocks
   (cost $22,835,461) ...................                           19,454,099
                                                                  ------------

SOVEREIGN-3.0%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14 .......................            3,663           2,729,266
Republic of Bulgaria
   8.25%, 1/15/15(a) ....................              830             946,200
Republic of Colombia
   10.00%, 1/23/12 ......................            1,950           1,958,775
Republic of Costa Rica
   8.05%, 1/31/13(a) ....................              765             780,300
Republic of Panama
   10.75%, 5/15/20 ......................              725             811,094
Republic of Peru
   9.125%, 2/21/12 ......................            1,215           1,236,263
Republic of Philippines
   10.625%, 3/16/25 .....................              975             999,375
Russian Federation
   5.00%, 3/31/30(a)(g) .................            6,615           5,664,093
Ukraine Government
   11.00%, 3/15/07(a) ...................              613             663,789
                                                                  ------------
Total Sovereign
   (cost $12,007,103) ...................                           15,789,155
                                                                  ------------


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                 Shares or
                                                 Principal
                                                    Amount
                                                     (000)        U.S. $ Value
------------------------------------------------------------------------------

COMMON STOCKS-0.3%(h)
Metal Management, Inc. ..................          245,560        $  1,240,078
Pacific Aerospace & Electronics, Inc. ...            7,598                  -0-
Phase Metrics, Inc.(c) ..................          216,818              75,886
Russell-Stanley Holding, Inc. ...........          160,000                  -0-
Safelite Glass Corp. Cl. B(c) ...........           25,161              29,187
Safelite Realty Corp.(c) ................            1,698               1,970
Versatel Telecom International NV .......           45,165              25,313
                                                                  ------------
Total Common Stocks
   (cost $6,212,199) ....................                            1,372,434
                                                                  ------------

CONVERTIBLE PREFERRED STOCKS-0.1%
US Steel Corp.
   Series B
   7.00%, 6/15/06
   (cost $780,000) ......................           15,600             727,740
                                                                  ------------

WARRANTS-0.0%(h)
Chesapeake Energy
   Warrants, expiring 9/01/04 ...........            2,671                   2
Concentric Network
   Warrants, expiring 12/15/07(a) .......            1,000                  10
Gothic Energy Corp.
   Warrants, expiring 1/23/03 ...........            4,767                   1
Harborside Healthcare
   Warrants, expiring 8/01/09 ...........               10                  -0-
Jostens, Inc.
   Warrants, expiring 5/01/10 ...........            4,000             129,000
Pliant Corp.
   Warrants, expiring 6/01/10(a) ........              200                 225
Safelite Glass Corp. Cl. B
   Warrants, expiring 9/29/07 ...........          102,772                  -0-
Versatel Telecom International NV
   Warrants, expiring 10/10/04 ..........           45,165               1,460
                                                                  ------------
Total Warrants
   (cost $186,192) ......................                              130,698
                                                                  ------------

SHORT-TERM INVESTMENT-4.3%
Time Deposit-4.3%
Bank of New York
   1.00%, 3/03/03
   (cost $22,900,000) ...................     $     22,900          22,900,000
                                                                  ------------
Total Investments-98.6%
   (cost $555,217,035) ..................                          520,538,269
Other assets less liabilities-1.4% ......                            7,185,711
                                                                  ------------
Net Assets-100% .........................                         $527,723,980
                                                                  ============

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 23

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2003, these securities amounted to $99,006,903 or 18.8% of net assets.

(b)   Pay-In-Kind payments PIK.

(c)   Illiquid security, valued at fair market value (see Note A).

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(e)   Security is in default and is non-income producing.

(f)   Held .0498 shares at February 28, 2003.

(g)   Variable rate coupon, rate shown as of February 28, 2003.

(h)   Non-income producing security.

See notes to financial statements.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
February 28, 2003 (unaudited)

Assets
Investments in securities, at value (cost $555,217,035)         $ 520,538,269
Cash ...................................................              154,169
Receivable for investment securities sold ..............           35,120,331
Interest receivable ....................................           10,635,746
Receivable for capital stock sold ......................            4,386,608
                                                                -------------
Total assets ...........................................          570,835,123
                                                                -------------
Liabilities
Payable for investment securities purchased ............           39,540,226
Dividends payable ......................................            1,362,637
Payable for capital stock redeemed .....................            1,132,582
Advisory fee payable ...................................              311,275
Distribution fee payable ...............................              271,854
Accrued expenses .......................................              492,569
                                                                -------------
Total liabilities ......................................           43,111,143
                                                                -------------
Net Assets .............................................        $ 527,723,980
                                                                =============
Composition of Net Assets
Capital stock, at par ..................................        $      95,806
Additional paid-in capital .............................          924,633,986
Distributions in excess of net investment income .......           (3,423,590)
Accumulated net realized loss on investment
   transactions ........................................         (358,903,456)
Net unrealized depreciation of investments .............          (34,678,766)
                                                                -------------
                                                                $ 527,723,980
                                                                =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($98,407,877 / 17,875,254 shares of capital stock
   issued and outstanding) .............................                $5.51
Sales charge--4.25% of public offering price ...........                  .24
                                                                        -----
Maximum offering price .................................                $5.75
                                                                        =====
Class B Shares
Net asset value and offering price per share
   ($255,873,159 / 46,453,337 shares of capital stock
   issued and outstanding) .............................                $5.51
                                                                        =====
Class C Shares
Net asset value and offering price per share
   ($53,711,891 / 9,747,896 shares of capital stock
   issued and outstanding) .............................                $5.51
                                                                        =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($119,731,053 / 21,729,941 shares of capital stock
   issued and outstanding) .............................                $5.51
                                                                        =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 25

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2003 (unaudited)

Investment Income
Interest ..........................        $ 24,524,685
Dividends .........................           1,266,399         $25,791,084
                                           ------------
Expenses
Advisory fee ......................           1,816,307
Distribution fee--Class A .........             119,785
Distribution fee--Class B .........           1,253,433
Distribution fee--Class C .........             244,171
Transfer agency ...................             531,820
Custodian .........................             116,568
Printing ..........................             113,366
Administrative ....................              71,200
Registration ......................              68,448
Audit and legal ...................              60,232
Directors' fees ...................               9,778
Miscellaneous .....................               8,665
                                           ------------
Total expenses ....................                               4,413,773
                                                               ------------
Net investment income .............                              21,377,311
                                                               ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions ...................                             (31,670,483)
Net change in unrealized
   appreciation/depreciation
   of investments .................                              50,325,920
                                                               ------------
Net gain on investments ...........                              18,655,437
                                                               ------------
Net Increase in Net Assets from
   Operations .....................                            $ 40,032,748
                                                               ============

See notes to financial statements.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                               Six Months
                                                 Ended
                                              February 28,           Year Ended
                                                  2003               August 31,
                                              (unaudited)               2002
                                             -------------         -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income ...............        $  21,377,311         $  50,028,914
Net realized loss on investment
   transactions .....................          (31,670,483)          (85,753,658)
Net change in unrealized
   appreciation/depreciation
   of investments ...................           50,325,920           (17,963,004)
                                             -------------         -------------
Net increase (decrease) in net assets
   from operations ..................           40,032,748           (53,687,748)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ..........................           (3,966,050)           (7,065,749)
   Class B ..........................          (11,644,617)          (28,381,596)
   Class C ..........................           (2,263,232)           (5,421,383)
   Advisor Class ....................           (5,435,045)           (7,656,599)
Tax return of capital
   Class A ..........................                   -0-             (204,752)
   Class B ..........................                   -0-             (822,444)
   Class C ..........................                   -0-             (157,101)
   Advisor Class ....................                   -0-             (221,874)
Capital Stock Transactions
Net increase ........................           37,668,875            47,714,700
                                             -------------         -------------
Total increase (decrease) ...........           54,392,679           (55,904,546)
Net Assets
Beginning of period .................          473,331,301           529,235,847
                                             -------------         -------------
End of period .......................        $ 527,723,980         $ 473,331,301
                                             =============         =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
February 28, 2003 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Yield Fund, Inc. (the "Fund"), formerly Alliance High Yield Fund, Inc., was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Ad visor Class shares are offered principally to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Di-


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

rectors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $71,200 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended February 28, 2003.

The Fund compensates Alliance Global Investor Services, Inc., (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $342,311 for the six months ended February 28, 2003.

For the six months ended February 28, 2003, the Fund's expenses were reduced by $470 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it received front-end sales charges of $5,720 from the sale of Class A shares, and $221,581 and $1,460 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended February 28, 2003.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such pay-


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

ments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $24,852,569 and $1,556,925 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $266,373,590 and $229,686,070, respectively, for the six months ended February 28, 2003. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 2003.

At February 28, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $24,218,308 and gross unrealized depreciation of investments was $58,897,074, resulting in net unrealized depreciation of $34,678,766.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential in ability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

At February 28, 2003, the Fund had no forward exchange currency contracts outstanding.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 31

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Distributions To Shareholders

The tax character of distributions to be paid for the year ending August 31, 2003 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2002 and August 31, 2001 were as follows:

                                                   2002                     2001
                                              -------------            -----------
Distributions paid from:
   Ordinary income ...................        $  49,410,078(a)         $51,295,015(a)
                                              -------------            -----------
Total taxable distributions ..........           49,410,078             51,295,015
Tax return of capital ................            1,406,171             10,918,640
                                              -------------            -----------
Total distributions paid .............        $  50,816,249            $62,213,655
                                              =============            ===========

As of August 31, 2002, the components
of accumulated earnings/(deficit) on a
tax basis were as follows:

Accumulated capital and other losses ...................             $(324,773,675)(b)
Unrealized appreciation/(depreciation) .................               (88,124,119)(c)
                                                                     -------------
Total accumulated earnings/(deficit) ...................             $(412,897,794)
                                                                     =============

(a) Total distributions paid differ from the statement of changes in net assets because for tax purposes dividends are recognized when actually paid.

(b) On August 31, 2002, the Fund had a net capital loss carryforward of $261,911,209 of which $7,232,173 expires in the year 2007, $46,562,845 expires in the year 2008, $69,495,145 expires in the year 2009 and $138,621,046 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended August 31, 2002, the Fund deferred to September 1, 2002, post October capital losses of $62,862,466.

(c) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    -------------------------------------     ---------------------------------------
                                     Shares                                     Amount
                    -------------------------------------     ---------------------------------------
                     Six Months Ended                          Six Months Ended
                    February 28, 2003          Year Ended     February 28, 2003            Year Ended
                          (unaudited)     August 31, 2002           (unaudited)       August 31, 2002
                    ---------------------------------------------------------------------------------
Class A
Shares sold                21,335,480          12,793,711         $ 114,642,334         $  74,452,185
-----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions              356,761             558,834             1,916,406             3,317,444
-----------------------------------------------------------------------------------------------------
Shares converted
   from Class B               177,141             440,575               946,970             2,624,391
-----------------------------------------------------------------------------------------------------
Shares redeemed           (17,586,196)        (12,218,599)          (95,028,428)          (72,484,292)
-----------------------------------------------------------------------------------------------------
Net increase                4,283,186           1,574,521         $  22,477,282         $   7,909,728
=====================================================================================================

Class B
Shares sold                 4,834,839          10,146,871         $  25,996,976         $  60,862,410
-----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions              841,220           1,781,035             4,505,952            10,568,559
-----------------------------------------------------------------------------------------------------
Shares converted
   to Class A                (177,141)           (440,454)             (946,970)           (2,624,391)
-----------------------------------------------------------------------------------------------------
Shares redeemed            (7,161,313)        (18,189,367)          (38,216,114)         (107,244,764)
-----------------------------------------------------------------------------------------------------
Net decrease               (1,662,395)         (6,701,915)        $  (8,660,156)        $ (38,438,186)
=====================================================================================================

Class C
Shares sold                 2,019,253           3,407,343         $  10,871,306         $  20,658,961
-----------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions              193,771             417,908             1,038,513             2,481,435
-----------------------------------------------------------------------------------------------------
Shares redeemed            (1,548,761)         (5,108,529)           (8,248,175)          (30,133,672)
-----------------------------------------------------------------------------------------------------
Net increase
   (decrease)                 664,263          (1,283,278)        $   3,661,644         $  (6,993,276)
=====================================================================================================


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 33

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                   -------------------------------------    --------------------------------------
                                    Shares                                   Amount
                   -------------------------------------    --------------------------------------
                    Six Months Ended                         Six Months Ended
                   February 28, 2003          Year Ended    February 28, 2003           Year Ended
                         (unaudited)     August 31, 2002          (unaudited)      August 31, 2002
                   -------------------------------------------------------------------------------
Advisor Class
Shares sold                3,729,504          15,557,297         $ 20,049,868         $ 94,647,822
--------------------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             994,548           1,297,223            5,332,354            7,570,806
--------------------------------------------------------------------------------------------------
Shares redeemed             (966,791)         (3,151,370)          (5,192,117)         (16,982,194)
--------------------------------------------------------------------------------------------------
Net increase               3,757,261          13,703,150         $ 20,190,105         $ 85,236,434
==================================================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 28, 2003.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     -----------------------------------------------------------------------------------------------
                                                                                Class A
                                     -----------------------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                    February 28,                                    Year Ended August 31,
                                            2003        ----------------------------------------------------------------------------
                                     (unaudited)            2002(a)            2001            2000            1999            1998
                                     -----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........    $      5.33        $      6.49     $      8.10     $      9.47     $     10.76     $     11.17
                                     -----------------------------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ........            .24                .60             .76             .92            1.02            1.03
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................            .21              (1.16)          (1.50)          (1.26)          (1.08)           (.27)
                                     -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...            .45               (.56)           (.74)           (.34)           (.06)            .76
                                     -----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................           (.27)              (.58)           (.72)           (.98)          (1.02)          (1.02)
Distributions in excess of net
  investment income .............             -0-                -0-             -0-             -0-           (.05)           (.01)
Tax return of capital ...........             -0-              (.02)           (.15)           (.05)           (.01)             -0-
Distributions from net realized
  gain on investments ...........             -0-                -0-             -0-             -0-           (.15)           (.14)
                                     -----------------------------------------------------------------------------------------------
Total dividends and distributions           (.27)              (.60)           (.87)          (1.03)          (1.23)          (1.17)
                                     -----------------------------------------------------------------------------------------------
Net asset value, end of period ..    $      5.51        $      5.33     $      6.49     $      8.10     $      9.47     $     10.76
                                     ===============================================================================================
Total Return
Total investment return based
  on net asset value(c) .........           8.63%             (9.14)%         (9.39)%         (3.79)%          (.58)%          6.42%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............    $    98,408        $    72,455     $    78,053     $    83,645     $   102,400     $    43,960
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............           1.44%(d)           1.43%           1.34%           1.33%           1.31%           1.43%
  Expenses, before waivers/
    reimbursements ..............           1.44%(d)           1.43%           1.34%           1.33%           1.31%           1.46%
  Net investment income,
    net of waivers/
    reimbursements ..............           9.14%(d)          10.06%          10.62%          10.92%          10.21%           8.89%
Portfolio turnover rate .........             50%                57%             98%            102%            182%            311%

See footnote summary on page 39.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 35

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     -----------------------------------------------------------------------------------------------
                                                                               Class B
                                     -----------------------------------------------------------------------------------------------
                                    Six Months
                                         Ended
                                  February 28,                                      Year Ended August 31,
                                          2003         -----------------------------------------------------------------------------
                                   (unaudited)            2002(a)             2001             2000             1999           1998
                                     -----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........    $    5.33         $     6.50      $      8.10      $      9.46      $     10.75     $    11.17
                                     -----------------------------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ........          .23                .56              .70              .86              .95            .96
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................          .20              (1.17)           (1.48)           (1.26)           (1.08)          (.28)
                                     -----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...          .43               (.61)            (.78)            (.40)            (.13)           .68
                                     -----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................         (.25)              (.54)            (.68)            (.91)            (.95)          (.95)
Distributions in excess of
  net investment income .........           -0-                -0-              -0-              -0-            (.05)          (.01)
Tax return of capital ...........           -0-              (.02)            (.14)            (.05)            (.01)            -0-
Distributions from net realized
  gain on investments ...........           -0-                -0-              -0-              -0-            (.15)          (.14)
                                     -----------------------------------------------------------------------------------------------
Total dividends and distributions         (.25)              (.56)            (.82)            (.96)           (1.16)         (1.10)
                                     -----------------------------------------------------------------------------------------------
Net asset value, end of period ..    $    5.51         $     5.33      $      6.50      $      8.10      $      9.46     $    10.75
                                     ===============================================================================================
Total Return
Total investment return based
  on net asset value(c) .........         8.22%             (9.94)%          (9.94)%          (4.40)%          (1.26)%         5.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............    $ 255,873         $  256,533      $   356,062      $   421,105      $   527,337     $  269,426
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............         2.17%(d)           2.15%            2.06%            2.04%            2.03%          2.13%
  Expenses, before waivers/
    reimbursements ..............         2.17%(d)           2.15%            2.06%            2.04%            2.03%          2.16%
  Net investment income,
    net of waivers/
    reimbursements ..............         8.51%(d)           9.34%            9.97%           10.21%            9.52%          8.18%
Portfolio turnover rate .........           50%                57%              98%             102%             182%           311%

See footnote summary on page 39.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     -----------------------------------------------------------------------------------------------
                                                                                 Class C
                                     -----------------------------------------------------------------------------------------------
                                     Six Months
                                          Ended
                                   February 28,                                    Year Ended August 31,
                                           2003         ---------------------------------------------------------------------------
                                    (unaudited)            2002(a)            2001            2000            1999            1998
                                     ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........    $     5.33         $     6.50      $     8.10      $     9.47      $    10.75      $    11.17
                                     ----------------------------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ........           .23                .56             .70             .86             .95             .96
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................           .20              (1.17)          (1.48)          (1.27)          (1.07)           (.28)
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...           .43               (.61)           (.78)           (.41)           (.12)            .68
                                     ----------------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ........................          (.25)              (.54)           (.68)           (.91)           (.95)           (.95)
Distributions in excess of
  net investment income .........            -0-                -0-             -0-             -0-           (.05)           (.01)
Tax return of capital ...........            -0-              (.02)           (.14)           (.05)           (.01)             -0-
Distributions from net realized
  gain on investments ...........            -0-                -0-             -0-             -0-           (.15)           (.14)
                                     ----------------------------------------------------------------------------------------------
Total dividends and distributions          (.25)              (.56)           (.82)           (.96)          (1.16)          (1.10)
                                     ----------------------------------------------------------------------------------------------
Net asset value, end of period ..    $     5.51         $     5.33      $     6.50      $     8.10      $     9.47      $    10.75
                                     ==============================================================================================
Total Return
Total investment return based
  on net asset value(c) .........          8.22%             (9.94)%         (9.94)%         (4.51)%         (1.16)%          5.69%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............    $   53,712         $   48,448      $   67,360      $   79,826      $   99,927      $   48,337
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............          2.16%(d)           2.14%           2.04%           2.03%           2.02%           2.13%
  Expenses, before waivers/
    reimbursements ..............          2.16%(d)           2.14%           2.04%           2.03%           2.02%           2.16%
  Net investment income,
    net of waivers/
    reimbursements ..............          8.51%(d)           9.35%           9.97%          10.23%           9.54%           8.17%
Portfolio turnover rate .........            50%                57%             98%            102%            182%            311%

See footnote summary on page 39.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 37

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ----------------------------------------------------------------------------------------------
                                                                            Advisor Class
                                     ----------------------------------------------------------------------------------------------
                                      Six Months
                                           Ended
                                    February 28,                                   Year Ended August 31,
                                            2003         --------------------------------------------------------------------------
                                     (unaudited)             2002(a)            2001            2000           1999           1998
                                     ----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........    $      5.34         $      6.50     $      8.10     $      9.47    $     10.76    $     11.17
                                     ----------------------------------------------------------------------------------------------
Income from Investment
  Operations
Net investment income(b) ........            .25                 .62             .70             .95           1.06           1.11
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..................            .20               (1.16)          (1.40)          (1.27)         (1.09)          (.32)
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...            .45                (.54)           (.70)           (.32)          (.03)           .79
Less: Dividends and                  ----------------------------------------------------------------------------------------------
  Distributions
Dividends from net
  investment income .............           (.28)               (.61)           (.74)          (1.00)         (1.06)         (1.05)
Distributions in excess of
  net investment income .........             -0-                 -0-             -0-             -0-          (.04)          (.01)
Tax return of capital ...........             -0-               (.01)           (.16)           (.05)          (.01)            -0-
Distributions from net realized
  gain on investments ...........             -0-                 -0-             -0-             -0-          (.15)          (.14)
                                     ----------------------------------------------------------------------------------------------
Total dividends and distributions           (.28)               (.62)           (.90)          (1.05)         (1.26)         (1.20)
                                     ----------------------------------------------------------------------------------------------
Net asset value, end of period ..    $      5.51         $      5.34     $      6.50     $      8.10    $      9.47    $     10.76
                                     ==============================================================================================
Total Return
Total investment return based
  on net asset value(c) .........           8.60%              (8.82)%         (8.96)%         (3.47)%         (.28)%         6.68%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............    $   119,731         $    95,895     $    27,762     $     2,441    $     3,564    $     2,256
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............           1.15%(d)            1.16%           1.04%           1.01%          1.03%          1.14%
  Expenses, before waivers/
    reimbursements ..............           1.15%(d)            1.16%           1.04%           1.01%          1.03%          1.16%
  Net investment income,
    net of waivers/
    reimbursements ..............           9.51%(d)           10.43%          10.92%          11.20%         10.58%          9.25%
Portfolio turnover rate .........             50%                 57%             98%            102%           182%           311%

See footnote summary on page 39.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended August 31, 2002, the effect of this change to Class A, B, C and Advisor Class was to decrease net investment income per share by $.01 and decrease net realized and unrealized loss on investment transactions per share by $.01. Consequently, the ratio of net investment income to average net assets decreased from 10.19% to 10.06% for Class A, from 9.47% to 9.34% for Class B, from 9.47% to 9.35% for Class C and from 10.56% to 10.43% for Advisor Class. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 39

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL MANAGEMENT L.P.
                                                --------------------------------


ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance Capital Management L.P. is a leading global investment management firm with approximately $387 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital Management L.P. has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance Capital Management L.P. stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital Management L.P., we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 580 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/02.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 41

---------------------------------
ALLIANCEBERNSTEIN AT YOUR SERVICE
---------------------------------

ALLIANCEBERNSTEIN AT YOUR SERVICE

At AllianceBernstein, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one AllianceBernstein fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancebernstein.com. Simply click on Investors, then Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     AllianceBernstein Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The AllianceBernstein Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital Management L.P. corporate information. AllianceBernstein mutual fund and account information can be found on www.alliancebernstein.com. Click on Investors to access extensive AllianceBernstein fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN HIGH YIELD FUND

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

John D. Carifa, Chairman and President
Kathleen A. Corbet, Senior Vice President
Michael A. Snyder, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN HIGH YIELD FUND o 43

---------------------------------
ALLIANCEBERNSTEIN FAMILY OF FUNDS
---------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

U.S. Growth Funds

Growth Fund
Growth & Income Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Technology Fund

Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund World Dollar Government Fund
World Dollar Government Fund II

AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN HIGH YIELD FUND

AllianceBernstein High Yield Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

(R) These registered service marks used under license from the owner, AllianceBernstein Capital Management L.P.

HIYSR0203